Dollars in millions, except per share data	Three Months Ended			Six Months Ended
Summary Financial Data & Key Metrics	June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Results of Operations:
Net interest income	$1,695	$1,663	$1,821	$3,358	$3,638
Provision for credit losses	115	154	95	269	159
Net interest income after provision for credit losses	1,580	1,509	1,726	3,089	3,479
Noninterest income	678	635	639	1,313	1,266
Noninterest expense	1,500	1,493	1,386	2,993	2,762
Income before income taxes	758	651	979	1,409	1,983
Income tax expense	183	168	272	351	545
Net income	575	483	707	1,058	1,438
Preferred stock dividends	14	15	16	29	31
Net income available to common stockholders	$561	$468	$691	$1,029	$1,407
Adjusted net income available to common stockholders(1)	$593	$513	$739	$1,106	$1,508
Pre-tax, pre-provision net revenue (PPNR)(1)	873	805	1,074	1,678	2,142
Adjusted PPNR(1)	929	865	1,132	1,794	2,273
Per Share Information:
Diluted earnings per common share (EPS)	$42.36	$34.47	$47.54	$76.73	$96.80
Adjusted diluted EPS(1)	44.78	37.79	50.87	82.48	103.79
Book value per common share at period end	1,637.72	1,596.30	1,487.00
Tangible book value per common share (TBV)(1) at period end	1,594.38	1,553.06	1,443.92
Key Performance Metrics:
Return on average assets (ROA)	1.01%	0.87%	1.30%	0.94%	1.33%
Adjusted ROA(1)	1.07	0.95	1.39	1.01	1.42
PPNR ROA(1)	1.54	1.45	1.97	1.49	1.98
Adjusted PPNR ROA(1)	1.64	1.56	2.08	1.60	2.10
Return on average common equity (ROE)	10.41	8.79	13.13	9.61	13.54
Adjusted ROE(1)	11.00	9.64	14.05	10.33	14.52
Return on average tangible common equity (ROTCE)(1)	10.69	9.04	13.53	9.87	13.97
Adjusted ROTCE(1)	11.30	9.91	14.48	10.61	14.98
Efficiency ratio	63.22	64.97	56.36	64.08	56.33
Adjusted efficiency ratio(1)	57.92	59.62	50.77	58.75	50.53
Net interest margin (NIM)(2)	3.26	3.26	3.64	3.26	3.66
NIM, excluding purchase accounting accretion (PAA)(1), (2)	3.14	3.12	3.36	3.13	3.36
Select Balance Sheet Items at Period End:
Total investment securities	$43,346	$44,319	$37,666
Total loans and leases	141,269	141,358	139,341
Total operating lease equipment, net	9,466	9,371	8,945
Total deposits	159,935	159,325	151,079
Total borrowings	38,112	38,406	37,458
Loan to deposit ratio	88.33%	88.72%	92.23%
Noninterest-bearing deposits to total deposits	25.56	25.59	26.49
Capital Ratios at Period End: (3)
Total risk-based capital ratio	14.25%	15.23%	15.45%
Tier 1 risk-based capital ratio	12.63	13.35	13.87
Common equity Tier 1 ratio	12.12	12.81	13.33
Tier 1 leverage capital ratio	9.64	9.75	10.29
Asset Quality at Period End:
Nonaccrual loans to total loans and leases	0.93%	0.85%	0.82%
Allowance for loan and lease losses (ALLL) to loans and leases	1.18	1.19	1.22
Net charge-off ratio for the period	0.33	0.41	0.38	0.37	0.35

(1) Denotes a non-GAAP measure. Refer to the non-GAAP reconciliation tables included at the end of this financial supplement for a reconciliation to the most directly comparable GAAP measure. “Adjusted” items exclude the impacts of Notable Items.

(2) Calculated net of average credit balances of factoring clients to appropriately reflect the interest-earning portion of factoring receivables.
(3) Capital ratios as of the current quarter-end are preliminary pending completion of quarterly regulatory filings.

Dollars in millions, except share and per share data	Three Months Ended			Six Months Ended
Income Statement (unaudited)	June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Interest income
Interest and fees on loans	$2,270	$2,236	$2,422	$4,506	$4,776
Interest on investment securities	419	414	330	833	612
Interest on deposits at banks	256	245	378	501	826
Total interest income	2,945	2,895	3,130	5,840	6,214
Interest expense
Deposits	894	893	975	1,787	1,903
Borrowings	356	339	334	695	673
Total interest expense	1,250	1,232	1,309	2,482	2,576
Net interest income	1,695	1,663	1,821	3,358	3,638
Provision for credit losses	115	154	95	269	159
Net interest income after provision for credit losses	1,580	1,509	1,726	3,089	3,479
Noninterest income
Rental income on operating lease equipment	272	270	259	542	514
Lending-related fees	69	66	63	135	122
Deposit fees and service charges	59	58	57	117	115
Client investment fees	52	53	54	105	104
Wealth management services	55	56	52	111	103
International fees	33	32	29	65	57
Factoring commissions	18	17	19	35	36
Cardholder services, net	41	41	40	82	80
Merchant services, net	13	14	12	27	24
Insurance commissions	14	14	13	28	28
Fair value adjustment on marketable equity securities, net	2	(5)	(2)	(3)	(6)
Gain on sale of leasing equipment, net	8	5	4	13	14
Loss on extinguishment of debt	—	—	—	—	(2)
Other noninterest income	42	14	39	56	77
Total noninterest income	678	635	639	1,313	1,266
Noninterest expense
Depreciation on operating lease equipment	100	98	98	198	194
Maintenance and other operating lease expenses	55	58	60	113	105
Personnel cost	810	818	745	1,628	1,489
Net occupancy expense	61	58	58	119	120
Equipment expense	131	136	126	267	240
Professional fees	30	25	24	55	49
Third-party processing fees	63	63	58	126	118
FDIC insurance expense	38	38	33	76	74
Marketing expense	32	32	18	64	32
Acquisition-related expenses	38	42	44	80	102
Intangible asset amortization	13	15	15	28	32
Other noninterest expense	129	110	107	239	207
Total noninterest expense	1,500	1,493	1,386	2,993	2,762
Income before income taxes	758	651	979	1,409	1,983
Income tax expense	183	168	272	351	545
Net income	$575	$483	$707	$1,058	$1,438
Preferred stock dividends	14	15	16	29	31
Net income available to common stockholders	$561	$468	$691	$1,029	$1,407

Basic earnings per common share	$42.36	$34.47	$47.54	$76.73	$96.81
Diluted earnings per common share	$42.36	$34.47	$47.54	$76.73	$96.80
Weighted average common shares outstanding (basic)	13,237,226	13,575,231	14,534,499	13,405,295	14,533,900
Weighted average common shares outstanding (diluted)	13,237,226	13,575,231	14,534,499	13,405,295	14,535,472

Dollars in millions, except share data
Balance Sheet (unaudited)	June 30, 2025	March 31, 2025	June 30, 2024
Assets
Cash and due from banks	$889	$812	$764
Interest-earning deposits at banks	26,184	24,692	25,361
Securities purchased under agreements to resell	300	345	392
Investment in marketable equity securities	97	95	78
Investment securities available for sale	33,060	33,900	27,053
Investment securities held to maturity	10,189	10,324	10,535
Assets held for sale	125	185	92
Loans and leases	141,269	141,358	139,341
Allowance for loan and lease losses	(1,672)	(1,680)	(1,700)
Loans and leases, net of allowance for loan and lease losses	139,597	139,678	137,641
Operating lease equipment, net	9,466	9,371	8,945
Premises and equipment, net	2,115	2,044	1,938
Goodwill	346	346	346
Other intangible assets, net	221	234	280
Other assets	7,064	6,796	6,402
Total assets	$229,653	$228,822	$219,827
Liabilities
Deposits:
Noninterest-bearing	$40,879	$40,767	$40,016
Interest-bearing	119,056	118,558	111,063
Total deposits	159,935	159,325	151,079
Credit balances of factoring clients	1,077	1,145	1,175
Borrowings:
Short-term borrowings	471	450	386
Long-term borrowings	37,641	37,956	37,072
Total borrowings	38,112	38,406	37,458
Other liabilities	8,233	7,651	7,628
Total liabilities	$207,357	$206,527	$197,340
Stockholders’ equity
Preferred stock	881	881	881
Common stock:
Class A - $1 par value	12	12	14
Class B - $1 par value	1	1	1
Additional paid in capital	1,179	1,798	4,099
Retained earnings	20,337	19,802	18,102
Accumulated other comprehensive loss	(114)	(199)	(610)
Total stockholders’ equity	22,296	22,295	22,487
Total liabilities and stockholders’ equity	$229,653	$228,822	$219,827

Dollars in millions, except share per share data	Three Months Ended			Six Months Ended
Notable Items (1)	June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Noninterest income
Rental income on operating lease equipment (2)	$(155)	$(156)	$(158)	$(311)	$(299)
Fair value adjustment on marketable equity securities, net	(2)	5	2	3	6
Gain on sale of leasing equipment, net	(8)	(5)	(4)	(13)	(14)
Loss on extinguishment of debt	—	—	—	—	2
Other noninterest income (3)	—	—	—	—	(4)
Impact of notable items on adjusted noninterest income	$(165)	$(156)	$(160)	$(321)	$(309)
Noninterest expense
Depreciation on operating lease equipment (2)	(100)	(98)	(98)	(198)	(194)
Maintenance and other operating lease equipment expense (2)	(55)	(58)	(60)	(113)	(105)
Professional fees (4)	—	—	(1)	—	(4)
FDIC insurance special assessment	—	—	(2)	—	(11)
Acquisition-related expenses	(38)	(42)	(44)	(80)	(102)
Intangible asset amortization	(13)	(15)	(15)	(28)	(32)
Other noninterest expense (5)	(15)	(3)	2	(18)	8
Impact of notable items on adjusted noninterest expense	$(221)	$(216)	$(218)	$(437)	$(440)
Impact of notable items on adjusted pre-tax income	$56	$60	$58	$116	$131
Income tax impact (6)	24	15	10	39	30
Impact of notable items on adjusted net income	$32	$45	$48	$77	$101

Impact of notable items on adjusted diluted EPS	$2.42	$3.32	$3.33	$5.75	$6.99

(1) Notable items include income and expense for infrequent transactions and certain recurring items (typically noncash) that management believes should be excluded from adjusted measures (non-GAAP) to enhance understanding of operations and comparability to historical periods. Management utilizes both GAAP and adjusted measures (non-GAAP) to analyze BancShares’ performance. Refer to subsequent pages of this financial supplement for a reconciliation of non-GAAP measures to the most directly comparable GAAP measures.
(2) Depreciation and maintenance and other operating lease expenses are deducted from rental income on operating lease equipment to calculate adjusted rental income on operating lease equipment (non-GAAP). There is no net impact to earnings for this non-GAAP item because adjusted noninterest income and expense are reduced by the same amount. Management believes adjusted rental income on operating lease equipment (non-GAAP) is meaningful because it helps management monitor the performance and profitability of the operating leases after deducting direct expenses. Refer to subsequent pages of this financial supplement for a reconciliation of non-GAAP measures to the most directly comparable GAAP measures.
(3) Other noninterest income includes a gain on settlement of litigation in 1Q24.
(4) Professional fees include expenses related to integration activities in 1Q24 and 2Q24.
(5) Other noninterest expense includes an accrual resulting from a vendor dispute and an increase in litigation reserve in 2Q25, impairment of capitalized software and related projects in 1Q25, as well as litigation reserve releases in 1Q24 and 2Q24.
(6) For the periods presented, the income tax impact may include tax discrete items and changes in the estimated annualized effective tax rate.

Dollars in millions, except share and per share data	Three Months Ended			Six Months Ended
Condensed Income Statements (unaudited) - Adjusted for Notable Items (1)	June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Interest income	$2,945	$2,895	$3,130	$5,840	$6,214
Interest expense	1,250	1,232	1,309	2,482	2,576
Net interest income	1,695	1,663	1,821	3,358	3,638
Provision for credit losses	115	154	95	269	159
Net interest income after provision for credit losses	1,580	1,509	1,726	3,089	3,479
Noninterest income	513	479	479	992	957
Noninterest expense	1,279	1,277	1,168	2,556	2,322
Income before income taxes	814	711	1,037	1,525	2,114
Income tax expense	207	183	282	390	575
Net income	$607	$528	$755	$1,135	$1,539
Preferred stock dividends	14	15	16	29	31
Net income available to common stockholders	$593	$513	$739	$1,106	$1,508

Basic earnings per common share	$44.78	$37.79	$50.87	$82.48	$103.81
Diluted earnings per common share	44.78	37.79	50.87	82.48	103.79
Weighted average common shares outstanding (basic)	13,237,226	13,575,231	14,534,499	13,405,295	14,533,900
Weighted average common shares outstanding (diluted)	13,237,226	13,575,231	14,534,499	13,405,295	14,535,472
(1) The GAAP income statements and notable items are included previously in this financial supplement. The condensed adjusted income statements above (non-GAAP) exclude the impact of notable items. Refer to the non-GAAP reconciliation tables at the end of this financial supplement for a reconciliation of non-GAAP measures to the most directly comparable GAAP measure.

Dollars in millions
Loans and Leases by Class (end of period)	June 30, 2025	March 31, 2025	June 30, 2024

Commercial
Commercial construction	$5,714	$5,529	$4,484
Owner occupied commercial mortgages	17,053	16,951	16,233
Non-owner occupied commercial mortgages	16,100	16,139	15,580
Commercial and industrial (1)	40,658	41,040	39,931
Leases	2,028	2,022	2,049
Global fund banking (1)	28,677	28,572	28,915
Investor dependent (1)	2,777	2,958	3,806
Total commercial	$113,007	$113,211	$110,998

Consumer
Residential mortgage	$23,059	$23,060	$23,101
Revolving mortgage	2,736	2,635	2,351
Consumer auto	1,490	1,487	1,503
Consumer other	977	965	1,388
Total consumer	$28,262	$28,147	$28,343
Total loans and leases	$141,269	$141,358	$139,341
Less: allowance for loan and lease losses	(1,672)	(1,680)	(1,700)
Total loans and leases, net of allowance for loan and lease losses	$139,597	$139,678	$137,641

Deposits by Type (end of period)	June 30, 2025	March 31, 2025	June 30, 2024
Noninterest-bearing demand	$40,879	$40,767	$40,016
Checking with interest	23,283	23,041	23,907
Money market	37,654	37,705	32,641
Savings	46,877	45,817	39,356
Time	11,242	11,995	15,159
Total deposits	$159,935	$159,325	$151,079

(1) During the second quarter of 2025, the loan classes which were reported in the SVB portfolio in the 2024 Form 10-K, were recast to the Commercial portfolio (the “2025 Loan Class Changes”) as summarized below.
•Global fund banking remained a separate loan class, but is reported under the Commercial portfolio.
•Investor dependent–early stage and investor dependent–growth stage were combined into a single investor dependent loan class, which is reported under the Commercial portfolio.
•Cash flow dependent and innovation C&I was combined with the commercial and industrial loan class, which is reported under the Commercial portfolio.
Loan and lease disclosures for all periods presented in this Financial Supplement were recast to reflect the 2025 Loan Class Changes.

	Three Months Ended			Six Months Ended
Credit Quality and Allowance for Loan and Lease Losses (ALLL)	June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Nonaccrual loans at period end	$1,319	$1,206	$1,141
Ratio of nonaccrual loans to total loans at period end	0.93%	0.85%	0.82%

Charge-offs	$(144)	$(167)	$(159)	$(311)	$(287)
Recoveries	25	23	27	48	52
Net charge-offs	$(119)	$(144)	$(132)	$(263)	$(235)
Net charge-off ratio	0.33%	0.41%	0.38%	0.37%	0.35%

ALLL to loans ratio at period end	1.18%	1.19%	1.22%

ALLL at beginning of period	$1,680	$1,676	$1,737	$1,676	$1,747
Provision for loan and lease losses	111	148	95	259	188
Net charge-offs	(119)	(144)	(132)	(263)	(235)
ALLL at end of period	$1,672	$1,680	$1,700	$1,672	$1,700

Dollars in millions	Three Months Ended
	June 30, 2025			March 31, 2025			June 30, 2024
Average Balance Sheets, Yields and Rates	Average Balance	Income/Expense	Yield/Rate	Average Balance	Income/Expense	Yield/Rate	Average Balance	Income/Expense	Yield/Rate
Loans and leases (1) (2)	$140,699	$2,270	6.47%	$139,491	$2,236	6.49%	$135,965	$2,422	7.15%
Investment securities	43,935	416	3.79	43,555	411	3.79	36,445	327	3.60
Securities purchased under agreements to resell	237	3	4.34	283	3	4.37	236	3	5.37
Interest-earning deposits at banks	23,304	256	4.40	22,699	245	4.38	28,059	378	5.42
Total interest-earning assets (2)	$208,175	$2,945	5.67%	$206,028	$2,895	5.68%	$200,705	$3,130	6.26%

Operating lease equipment, net	$9,419			$9,350			$8,888
Cash and due from banks	804			787			750
Allowance for loan and lease losses	(1,713)			(1,705)			(1,763)
All other noninterest-earning assets	10,867			10,989			10,311
Total assets	$227,552			$225,449			$218,891
Interest-bearing deposits
Checking with interest	$22,929	$97	1.69%	$23,931	$104	1.77%	$24,427	$137	2.26%
Money market	37,980	269	2.84	36,760	257	2.83	32,003	250	3.14
Savings	46,163	428	3.72	43,918	417	3.85	38,429	415	4.35
Time deposits	11,510	100	3.48	12,615	115	3.71	16,043	173	4.33
Total interest-bearing deposits	118,582	894	3.02	117,224	893	3.09	110,902	975	3.54
Borrowings:
Securities sold under customer repurchase agreements	471	—	0.57	428	1	0.52	380	—	0.46
Senior unsecured borrowings	555	8	5.27	169	2	4.88	375	3	2.49
Subordinated debt	1,473	19	5.23	959	8	3.36	901	7	3.32
Other borrowings	35,880	329	3.66	35,842	328	3.66	35,824	324	3.61
Long-term borrowings	37,908	356	3.74	36,970	338	3.66	37,100	334	3.60
Total borrowings	38,379	356	3.71	37,398	339	3.62	37,480	334	3.56
Total interest-bearing liabilities	$156,961	$1,250	3.19%	$154,622	$1,232	3.22%	$148,382	$1,309	3.54%

Noninterest-bearing deposits	$39,082			$39,154			$39,344
Credit balances of factoring clients	1,157			1,089			1,234
Other noninterest-bearing liabilities	7,864			8,127			7,879
Stockholders' equity	22,488			22,457			22,052
Total liabilities and stockholders’ equity	$227,552			$225,449			$218,891

Net interest income		$1,695			$1,663			$1,821
Net interest spread (2)			2.48%			2.46%			2.72%
Net interest margin (2)			3.26%			3.26%			3.64%

(1) Loans and leases include nonaccrual loans and loans held for sale. Interest income on loans and leases includes loan PAA income and loan fees.
(2) The average balances and yields for loans and leases are calculated net of average credit balances of factoring clients to appropriately reflect the interest-earning portion of factoring receivables.

Note: Certain items above do not precisely recalculate as presented due to rounding.

Dollars in millions	Six Months Ended
Average Balance Sheets, Yields and Rates	June 30, 2025			June 30, 2024
	Average Balance	Income/Expense	Yield/Rate	Average Balance	Income/Expense	Yield/Rate
Loans and leases (1) (2)	$140,099	$4,506	6.48%	$134,139	$4,776	7.15%
Investment securities	43,746	827	3.79	34,546	606	3.51
Securities purchased under agreements to resell	260	6	4.36	240	6	5.38
Interest-earning deposits at banks	23,003	501	4.39	30,721	826	5.41
Total interest-earning assets (2)	$207,108	$5,840	5.67%	$199,646	$6,214	6.25%

Operating lease equipment, net	$9,385			$8,847
Cash and due from banks	795			768
Allowance for loan and lease losses	(1,709)			(1,780)
All other noninterest-earning assets	10,927			10,005
Total assets	$226,506			$217,486
Interest-bearing deposits
Checking with interest	$23,427	$201	1.73%	$24,195	$267	2.22%
Money market	37,373	526	2.84	31,470	482	3.08
Savings	45,046	845	3.79	37,456	806	4.33
Time deposits	12,060	215	3.60	16,361	348	4.27
Total interest-bearing deposits	117,906	1,787	3.06	109,482	1,903	3.50
Borrowings:
Securities sold under customer repurchase agreements	450	1	0.55	406	1	0.47
Senior unsecured borrowings	363	10	5.16	376	5	2.50
Subordinated debt	1,218	27	4.49	906	15	3.30
Other borrowings	35,861	657	3.66	35,842	652	3.64
Long-term borrowings	37,442	694	3.70	37,124	672	3.62
Total borrowings	37,892	695	3.66	37,530	673	3.58
Total interest-bearing liabilities	$155,798	$2,482	3.20%	$147,012	$2,576	3.52%

Noninterest-bearing deposits	$39,118			$39,498
Credit balances of factoring clients	1,123			1,169
Other noninterest-bearing liabilities	7,995			8,032
Stockholders' equity	22,472			21,775
Total liabilities and stockholders’ equity	$226,506			$217,486

Net interest income		$3,358			$3,638
Net interest spread (2)			2.47%			2.73%
Net interest margin (2)			3.26%			3.66%

(1) Loans and leases include nonaccrual loans and loans held for sale. Interest income on loans and leases includes loan PAA income and loan fees.
(2) The average balances and yields for loans and leases are calculated net of average credit balances of factoring clients to appropriately reflect the interest-earning portion of factoring receivables.

Note: Certain items above do not precisely recalculate as presented due to rounding.

Dollars in millions, except share and per share data		Three Months Ended			Six Months Ended
Non-GAAP Reconciliations		June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Net income and EPS
Net income (GAAP)	a	$575	$483	$707	$1,058	$1,438
Preferred stock dividends		14	15	16	29	31
Net income available to common stockholders (GAAP)	b	$561	$468	$691	$1,029	$1,407
Total notable items, after income tax	c	32	45	48	77	101
Adjusted net income (non-GAAP)	d = (a+c)	607	528	755	1,135	1,539
Adjusted net income available to common stockholders (non-GAAP)	e = (b+c)	$593	$513	$739	$1,106	$1,508
Weighted average common shares outstanding
Basic	f	13,237,226	13,575,231	14,534,499	13,405,295	14,533,900
Diluted	g	13,237,226	13,575,231	14,534,499	13,405,295	14,535,472
EPS (GAAP)
Basic	b/f	$42.36	$34.47	$47.54	$76.73	$96.81
Diluted	b/g	42.36	34.47	47.54	76.73	96.80
Adjusted EPS (non-GAAP)
Basic	e/f	$44.78	$37.79	$50.87	$82.48	$103.81
Diluted	e/g	44.78	37.79	50.87	82.48	103.79

Noninterest income and expense
Noninterest income (GAAP)	h	$678	$635	$639	$1,313	$1,266
Impact of notable items, before income tax		(165)	(156)	(160)	(321)	(309)
Adjusted noninterest income (non-GAAP)	i	$513	$479	$479	$992	$957

Noninterest expense (GAAP)	j	$1,500	$1,493	$1,386	$2,993	$2,762
Impact of notable items, before income tax		(221)	(216)	(218)	(437)	(440)
Adjusted noninterest expense (non-GAAP)	k	$1,279	$1,277	$1,168	$2,556	$2,322

PPNR
Net income (GAAP)	a	$575	$483	$707	$1,058	$1,438
Plus: provision for credit losses		115	154	95	269	159
Plus: income tax expense		183	168	272	351	545
PPNR (non-GAAP)	l	$873	$805	$1,074	$1,678	$2,142
Impact of notable items (1)		56	60	58	116	131
Adjusted PPNR (non-GAAP)	m	$929	$865	$1,132	$1,794	$2,273
(1) Excludes the impact of notable items on income taxes as this is excluded from PPNR as presented in the table above.
Note: Certain items above do not precisely recalculate as presented due to rounding.

Dollars in millions		Three Months Ended			Six Months Ended
Non-GAAP Reconciliations (continued)		June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024
ROA
Net income (GAAP)	a	$575	$483	$707	$1,058	$1,438
Annualized net income	n = a annualized	2,307	1,956	2,842	2,133	2,892
Adjusted net income (non-GAAP)	d	607	528	755	1,135	1,539
Annualized adjusted net income	p = d annualized	2,435	2,139	3,036	2,288	3,096
Average assets	o	227,552	225,449	218,891	226,506	217,486
ROA	n/o	1.01%	0.87%	1.30%	0.94%	1.33%
Adjusted ROA (non-GAAP)	p/o	1.07	0.95	1.39	1.01	1.42

PPNR ROA
PPNR (non-GAAP)	l	$873	$805	$1,074	$1,678	$2,142
Annualized PPNR	q = l annualized	3,501	3,264	4,316	3,383	4,306
Adjusted PPNR (non-GAAP)	m	929	865	1,132	1,794	2,273
Annualized adjusted PPNR	r = m annualized	3,728	3,507	4,552	3,618	4,571
PPNR ROA (non-GAAP)	q/o	1.54%	1.45%	1.97%	1.49%	1.98%
Adjusted PPNR ROA (non-GAAP)	r/o	1.64	1.56	2.08	1.60	2.10

ROE and ROTCE
Annualized net income available to common stockholders	s = b annualized	$2,249	$1,898	$2,779	$2,074	$2,830
Annualized adjusted net income available to common stockholders	t = e annualized	$2,377	$2,081	$2,974	$2,230	$3,034

Average stockholders' equity (GAAP)		$22,488	$22,457	$22,052	$22,472	$21,775
Less: average preferred stock		881	881	881	881	881
Average common stockholders' equity	u	$21,607	$21,576	$21,171	$21,591	$20,894
Less: average goodwill		346	346	346	346	346
Less: average other intangible assets		229	244	288	236	296
Average tangible common equity (non-GAAP)	v	$21,032	$20,986	$20,537	$21,009	$20,252
ROE	s/u	10.41%	8.79%	13.13%	9.61%	13.54%
Adjusted ROE (non-GAAP)	t/u	11.00	9.64	14.05	10.33	14.52
ROTCE (non-GAAP)	s/v	10.69	9.04	13.53	9.87	13.97
Adjusted ROTCE (non-GAAP)	t/v	11.30	9.91	14.48	10.61	14.98

Tangible common equity to tangible assets at period end
Stockholders' equity (GAAP)	w	$22,296	$22,295	$22,487
Less: preferred stock		881	881	881
Common equity	x	$21,415	$21,414	$21,606
Less: goodwill		346	346	346
Less: other intangible assets		221	234	280
Tangible common equity (non-GAAP)	y	$20,848	$20,834	$20,980
Total assets (GAAP)	z	229,653	228,822	219,827
Tangible assets (non-GAAP)	aa	229,086	228,242	219,201
Total equity to total assets (GAAP)	w/z	9.71%	9.74%	10.23%
Tangible common equity to tangible assets (non-GAAP)	y/aa	9.10	9.13	9.57
Note: Certain items above do not precisely recalculate as presented due to rounding.

Dollars in millions, except share and per share data		Three Months Ended			Six Months Ended
Non-GAAP Reconciliations (continued)		June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Book value and tangible book value per common share at period end
Common shares outstanding at period end	bb	13,075,979	13,414,938	14,529,735
Book value per share	x/bb	$1,637.72	$1,596.30	$1,487.00
Tangible book value per common share (non-GAAP)	y/bb	1,594.38	1,553.06	1,443.92

Efficiency ratio
Net interest income	cc	$1,695	$1,663	$1,821	$3,358	$3,638
Efficiency ratio (GAAP)	j / (h + cc)	63.22%	64.97%	56.36%	64.08%	56.33%
Adjusted efficiency ratio (non-GAAP)	k / (i + cc)	57.92	59.62	50.77	58.75%	50.53%

Rental income on operating lease equipment
Rental income on operating lease equipment (GAAP)		$272	$270	$259	$542	$514
Less: depreciation on operating lease equipment		100	98	98	198	194
Less: maintenance and other operating lease expenses		55	58	60	113	105
Plus: accelerated depreciation on impaired operating lease equipment		—	—	—	—	—
Adjusted rental income on operating lease equipment (non-GAAP)		$117	$114	$101	$231	$215

Net interest income & Net interest margin
Net interest income (GAAP)	cc	$1,695	$1,663	$1,821	$3,358	$3,638
Loan PAA	dd	75	84	145	159	308
Other PAA	ee	(9)	(9)	(5)	(17)	(10)
PAA	ff = (dd + ee)	$66	$75	$140	$142	$298
Net interest income, excluding PAA (non-GAAP)	gg = (cc - ff)	$1,629	$1,588	$1,681	$3,216	$3,340

Annualized net interest income	hh = cc annualized	$6,800	$6,744	$7,322	$6,772	$7,315
Annualized net interest income, excluding PAA	ii = gg annualized	6,533	6,439	6,760	6,486	6,715
Average interest-earning assets	jj	208,175	206,028	200,705	207,108	199,646

NIM (GAAP)	hh/jj	3.26%	3.26%	3.64%	3.26%	3.66%
NIM, excluding PAA (non-GAAP)	ii/jj	3.14	3.12	3.36	3.13	3.36

Interest income on loans (GAAP)		$2,270	$2,236	$2,422	$4,506	$4,776
Less: loan PAA	dd	75	84	145	159	308
Interest income on loans, excluding loan PAA (non-GAAP)		$2,195	$2,152	$2,277	$4,347	$4,468

Income tax expense
Income tax expense		$183	$168	$272	$351	$545
Impact of notable items		24	15	10	39	30
Adjusted income tax expense (non-GAAP)		$207	$183	$282	$390	$575
Note: Certain items above do not precisely recalculate as presented due to rounding.